UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – February 9, 2016
THE BANK OF NEW YORK MELLON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
225 Liberty Street New York, New York (Address of principal executive offices)	10286 (Zip code)
Registrant’s telephone number, including area code – (212) 495-1784

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS.

On January 21, 2016, The Bank of New York Mellon Corporation (“BNY Mellon”) issued an Earnings Release announcing its financial results for the fourth quarter of 2015. BNY Mellon previously furnished the press release as Exhibit 99.1 to a Current Report on Form 8-K, dated January 21, 2016, pursuant to General Instruction B.2 of Form 8-K. A version of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference. However, the references in the press release to BNY Mellon's website, http://www.bnymellon.com, shall not be deemed to include the contents of the website in the press release or in this Form 8-K. The information included herein is to be considered “filed” under the Securities Exchange Act of 1934 and is incorporated by reference into all filings made by the Registrant under the Securities Act of 1933 and the Securities Exchange Act of 1934 that state that this Current Report on Form 8-K is incorporated therein by reference.

The following is an update to certain legal proceedings involving BNY Mellon:

Brazilian Postalis Litigation

BNY Mellon Servicos Financeiros DTVM S.A. (“DTVM”), a subsidiary that provides a number of asset services in Brazil, acts as administrator for certain investment funds in which the exclusive investor is a public pension fund for postal workers called Postalis-Instituto de Seguridade Social dos Correios e Telégrafos (“Postalis”). On Aug. 22, 2014, Postalis sued DTVM in Brazil for losses related to a Postalis investment fund for which DTVM serves as fund administrator. Postalis alleges that DTVM failed to properly perform alleged duties, including duties to conduct due diligence of and exert control over the fund manager, Atlântica Administração de Recursos (“Atlântica”), and Atlântica’s investments. On March 12, 2015, Postalis filed a lawsuit in Brazil against DTVM and BNY Mellon Administração de Ativos Ltda. (“Ativos”) alleging failure to properly perform alleged duties relating to another fund of which DTVM is administrator and Ativos is investment manager. On December 14, 2015, Associacão Dos Profissionais Dos Correiros, a Brazilian postal workers association, filed a lawsuit in Brazil against DTVM and other defendants alleging that DTVM improperly contributed to investment losses in the Postalis portfolio. On December 17, 2015, Postalis filed three additional lawsuits in Brazil against DTVM and Ativos alleging failure to properly perform alleged duties with respect to investments in several funds.

Depositary Receipt Matters

In late December 2015 and January 2016, three putative class action lawsuits were filed against BNY Mellon in federal court in the Southern District of New York asserting claims relating to BNY Mellon’s foreign exchange pricing when converting dividends and other distributions from non-U.S. companies in its role as depositary bank to Depositary Receipt issuers. The primary claims are for breach of contract and violations of ERISA. The lawsuits are in their earliest stages.

2#

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    EXHIBITS.

Exhibit
Number	Description

99.1	The Bank of New York Mellon Corporation Earnings Release dated January 21, 2016, announcing financial results for the fourth quarter of 2015.

3#

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)
Date: February 9, 2016	By: /s/ Craig T. Beazer
Name: Craig T. Beazer Title: Secretary

4#

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Earnings Release dated January 21, 2016.	Filed herewith